SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) September 23, 2002

                              General Devices, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         0-3125                                         21-0661726
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-0300
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

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Item 5.  Other Events

     On September 23, 2002 the Board of Directors of General Devices, Inc. (the "Company") approved the sale of up to 300,000 shares of common stock at a price of $.16 per share to one of the Company's principal stockholders, Asset Value Fund Limited Partnership ("Asset Value") in a private transaction. Pursuant to this authoriztion, on September 25, 2002, Asset Value purchased 175,000 shares for an aggregate purchase price of $28,000. The proceeds will be used by the Company as working capital to fund its operations. A copy of the press release describing the foregoing is attached hereto as Exhibit 99 and incorporated herein in its entirety by this reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                General Devices, Inc.


September 30, 2002                              /s/ John W. Galuchie, Jr.
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                                                John W. Galuchie, Jr.
                                                Chairman